UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 31, 2006

UnitedHealth Group Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

UnitedHealth Group Center, 9900 Bren Road East , Minnetonka, Minnesota		55343
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-936-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

UnitedHealth Group Incorporated (the "Company") entered into an amendment to its employment agreement with each of the Company's executive officers listed below to eliminate enhanced monetary severance compensation to each executive officer in connection with change-in-control transactions:

Richard H. Anderson - Executive Vice President, UnitedHealth Group and Chief Executive Officer, Ingenix
Tracy L. Bahl - Chief Executive Officer, Uniprise
Patrick J. Erlandson - Chief Financial Officer
William A. Munsell - Chief Executive Officer, Specialized Care Services
Lois E. Quam - Chief Executive Officer, Ovations
Robert J. Sheehy - Chief Executive Officer, UnitedHealthcare
David S. Wichmann - President and Chief Operating Officer, UnitedHealthcare, and Senior Vice President, UnitedHealth Group

The amendments completed implementation of an action announced by the Company's Board of Directors on May 1, 2006.

The above summary is qualified by reference to the complete text of the Forms of Memorandum of Understanding filed herewith as Exhibit 10.1 (which form has been executed by each of the above-named executive officers except Mr. Anderson) and Exhibit 10.2 (which form has been executed by Mr. Anderson), each of which is incorporated in this Item 1.01 by reference.

On October 31, 2006, the Company amended its Executive Savings Plan. The amended plan decreases the maximum salary deferral percentage from 100% to 80%, increases the minimum annual salary threshold for plan participation from $100,000 to $150,000, and brings the plan into compliance with the requirements of Section 409A of the Internal Revenue Code. Under the amendment, existing plan participants will continue to be eligible to participate in the Executive Savings Plan regardless of whether such participants meet the amended minimum annual salary threshold. This summary is qualified by reference to the complete text of the First Amendment to UnitedHealth Group Executive Savings Plan (2004 Statement) filed herewith as Exhibit 10.3 and is incorporated in this Item 1.01 by reference.

Also on October 31, 2006, the Company amended its Directors' Compensation Deferral Plan to bring the plan into compliance with the requirements of Section 409A of the Internal Revenue Code. The Second Amendment to UnitedHealth Group Directors' Compensation Deferral Plan (2002 Statement) is filed herewith as Exhibit 10.4 and is incorporated in this Item 1.01 by reference.

Item 7.01 Regulation FD Disclosure.

On October 25, 2006, the Company filed a complaint against The Bank of New York, in its capacity as trustee under the Company's indenture governing its debt securities, and Cede & Co., in its capacity as the registered holder of the debt securities, in the United States District Court for the District of Minnesota. The complaint seeks, among other things, a declaratory judgment that the Company is not in default under its indenture. This action was in response to a purported notice of default received by the Company alleging a violation of the Company's indenture, which the Company previously announced on August 28, 2006.

On or about November 2, 2006, the Company received a purported notice of acceleration from the holders who previously sent the notice of default that purports to declare an acceleration of the Company's 5.80% Subordinated Notes due March 15, 2036 (the "Notes") as a result of the Company's not filing its quarterly report on Form 10-Q for the quarter ended June 30, 2006.

As previously announced, the Company believes it is not in default under its indenture and intends to defend itself vigorously. The Company also believes that no event of default entitling holders to accelerate has occurred with respect to the Notes. The Company's indenture requires it to provide to the trustee copies of the reports the Company is required to file with the SEC, such as its quarterly reports, within 15 days of filing such reports with the SEC.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

UnitedHealth Group and its representatives may from time to time make written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA), including statements in this report, in presentations, press releases, filings with the Securities and Exchange Commission, reports to shareholders and in meetings with analysts and investors. Generally the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions, identify forward-looking statements, which generally are not historical in nature. These statements may contain information about financial prospects, economic conditions, trends and unknown certainties. We caution that actual results could differ materially from those that management expects, depending on the outcome of certain factors. These forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the results discussed in the forward-looking statements. Some factors that could cause results to differ materially from the forward-looking statements include: the potential consequences of the findings announced on October 15, 2006 of the investigation by an Independent Committee of directors of our stock option programs (including assessing what accounting adjustments and disclosures may be required to our financial results and determining whether we need to restate previously filed financial statements, as to which no decision has been made), related governmental reviews by the SEC, IRS, U.S. Attorney for the Southern District of New York and Minnesota Attorney General, and related shareholder derivative actions, shareholder demands and purported securities class actions, a purported notice of acceleration with respect to certain of the Company's debt securities based upon an alleged event of default under the indenture governing such securities, the management and director changes and a likely delay in filing our quarterly report on Form 10-Q for the quarter ended September 30, 2006 announced on October 15, 2006, and the potential impact of each of these matters on our business, credit ratings and debt; increases in health care costs that are higher than we anticipated in establishing our premium rates, including increased consumption of or costs of medical services; heightened competition as a result of new entrants into our market, and consolidation of health care companies and suppliers; events that may negatively affect our contract with AARP; uncertainties regarding changes in Medicare, including coordination of information systems and accuracy of certain assumptions; funding risks with respect to revenues received from Medicare and Medicaid programs; increases in costs and other liabilities associated with increased litigation, legislative activity and government regulation and review of our industry; our ability to execute contracts on competitive terms with physicians, hospitals and other service providers; regulatory and other risks associated with the pharmacy benefits management industry; failure to maintain effective and efficient information systems, which could result in the loss of existing customers, difficulties in attracting new customers, difficulties in determining medical costs estimates and appropriate pricing, customer and physician and health care provider disputes, regulatory violations, increases in operating costs, or other adverse consequences; possible impairment of the value of our intangible assets if future results do not adequately support goodwill and intangible assets recorded for businesses that we acquire; potential noncompliance by our business associates with patient privacy data; misappropriation of our proprietary technology; and anticipated benefits of acquiring PacifiCare that may not be realized.

This list of important factors is not intended to be exhaustive. A further list and description of some of these risks and uncertainties can be found in our reports filed with the Securities and Exchange Commission from time to time, including our annual reports on Form 10-K and quarterly reports on Form 10-Q. Any or all forward-looking statements we make may turn out to be wrong. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit Description

10.1 Form of Memorandum of Understanding, effective as of October 31, 2006, by and between UnitedHealth Group and each of Patrick J. Erlandson, Tracy L. Bahl, William A. Munsell, Lois E. Quam, Robert J. Sheehy, and David S. Wichmann

10.2 Form of Memorandum of Understanding, effective as of October 31, 2006, by and between UnitedHealth Group and Richard H. Anderson

10.3 First Amendment to UnitedHealth Group Executive Savings Plan (2004 Statement)

10.4 Second Amendment to UnitedHealth Group Directors' Compensation Deferral Plan (2002 Statement)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnitedHealth Group Incorporated

November 2, 2006	By:	Dannette L. Smith

Name: Dannette L. Smith
Title: Deputy General Counsel & Assistant Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Form of Memorandum of Understanding, effective as of October 31, 2006, by and between UnitedHealth Group and each of Patrick J. Erlandson, Tracy L. Bahl, William A. Munsell, Lois E. Quam, Robert J. Sheehy, and David S. Wichmann
10.2	Form of Memorandum of Understanding, effective as of October 31, 2006, by and between UnitedHealth Group and Richard H. Anderson
10.3	First Amendment to UnitedHealth Group Executive Savings Plan (2004 Statement)
10.4	Second Amendment to UnitedHealth Group Directors' Compensation Deferral Plan (2002 Statement)